Exhibit 99.1

Docket #0864 Date Filed: 1/4/2016

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Colt Holding Company LLC	Case No. 15-11296
Reporting Period: 11/02/15-11/29/15

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements			Note 1
Cash disbursements journals			Note 1
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt			Note 1
Copies of tax returns filed during reporting period			Note 1
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4		Note 1
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

(1) Due to system constraints and/or the volume of records, these items have not been submitted

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Scott Flaherty	1/4/2016
Signature of Authorized Individual*	Date

Scott Flaherty	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Colt Holding Company LLC	Case No.: 15-11296
MOR-1: Schedule of Receipts & Disbursements (Unaudited) - Colt Defense - US	Reporting Period: 11/2/15-11/29/15
November '15 (November 2 - November 29)

	BANK ACCOUNTS - Colt Defense - US																	CURRENT MONTH
	Wells Fargo Operating -2949	Wells Fargo Payroll - 3093	Wells Fargo Depository- 8611	Wells Fargo Accounts Payable- 0355	Wells Fargo Utility Deposit- 5957	Wells Fargo Operating - 3119	Wells Fargo CD Operating - 3127	Wells Fargo NCHC Operating-3150	Wells Fargo Operating - 4004	Wells Fargo- 3143	Bank of America-9395	Bank of America-4636	Bank of America-7604	Bank of America-5012	Interaudi Bank- 3410	JPMorgan- 1103	BMO Harris Bank-6366	ACTUAL

CASH BEGINNING OF MONTH	4,003,151	—	—	—	30,099	112,653	23,500	23,000	11,895	—		6,349	—	—	484,835	849,603	285,493	5,830,578

RECEIPTS
Cash Sales																		—
Accounts Receivable	—	—	13,463,280	—	—	—	—	—	—	—	—	12,577	—	—	—	—	—	13,475,857
Loans and Advances																		—
Sale of Assets																		—
Other (attach list)																		—
Transfers (from dip accts)																		2,500,000
Intercompany Transfers			2,500,000															—

TOTAL RECEIPTS	$—	$—	$15,963,280	$—	$—	$—	$—	$—	$—	$—	$—	$12,577	$—	$—	$—	$—	$—	15,975,857

Disbursements
Net Payroll		2,018,005				39,491												2,057,496
Payroll Taxes		942,723				19,047												961,770
401K	261,319					5,120												266,439
Expense Reports	101,855																	101,855
Insurance Claims	1,126,890					506												1,127,396
Government Agencies	1,648,676																	1,648,676
Bank Fees	20,295								53			956						21,304
Inventory	5,101,353																	5,101,353
Freight	302,922																	302,922
Maintenance	135,633																	135,633
Supplies MRO	639,392																	639,392
Outside Services	44,493																	44,493
Utilities	143,134																	143,134
Information Technology	5,242																	5,242
International Comm	85,789																	85,789
Domestic Comm	89,333																	89,333
Administration	152,777																	152,777
Insurance premiums	304,360					1,028												305,388
Legal																		—
Marketing	54,541																	54,541
Consulting	108,902																	108,902
Rent	71,528																	71,528
Misc	21,170																	21,170
Property Tax																		—
Restructuring, Legal & Advisors																		—
Intercompany Transfer (Colt Canada)																		—
Interest	1,142,168																	1,142,168
TOTAL DISBURSEMENTS	$11,566,661	$3,013,174	$—	$994,076	$—	$64,797	$—	$—	$53	$—	$—	$956	$—	$—	$162	$—	$—	$15,639,879
Bank Account Transfers	$12,938,467	$2,960,728	$(15,963,280)	$—		$67,934			$—	$—		$(3,849)	$—	$—	$—	$—		$—
NET CASH FLOW	$1,371,806	$(52,446)	$—	$(994,076)	$—	$3,137	$—	$—	$(53)	$—	$—	$7,772	$—	$—	$(162)	$—	$—	$335,978
Cash - End of Month	$5,374,957	$(52,446)	$—	$(994,076)	$30,099	$115,790	$23,500	$23,000	$11,842	$—	$—	$14,121	$—	$—	$484,673	$849,603	$285,493	$6,166,556

Colt Holding Company LLC	Case No.: 15-11296
MOR-1: Schedule of Receipts & Disbursements (Unaudited) - Colt Defense - Canada	Reporting Period: 12/02/15-11/29/15
Nov '15 (Nov 2 - Nov 29)

	BANK ACCOUNTS - CANADA (in USD)												CURRENT MONTH
		BoA #3211 -	BoA #3104 -	BoA #3112 -	BoA #3419 -	BoA #3401 -
	BoA #3203 - A/R	A/P	A/R	A/P	A/R	A/P	WF #7549 - A/R	WF #7531 - A/P	WF #8241 - A/R	WF #8258 - A/P	WF #7564 - A/R	WF #7556 - A/P	ACTUAL

CASH BEGINNING OF MONTH (1)	11,170	35	—	2,286	59	5,049	0	628,398	—	216,329	—	311,500	1,174,825

RECEIPTS
Cash Sales													—
Accounts Receivable	15,890	—	—	—	—	—	1,523,541		—	—		—	1,539,431
Loans and Advances													—
Sale of Assets													—
Other (attach list)	—	—	—	(0)	386	(0)	6,990	—	—	(3)	—	7	7,379
Transfers (from dip accts)													—
Intercompany Transfers										(658,579)			(658,579)
TOTAL RECEIPTS	$15,890	$—	$—	$(0)	$386	$(0)	$1,530,531	$—	$—	$(658,581)	$—	$7	888,232

Disbursements
Net Payroll	—	—	—	—	—	—	—	383,975					383,975
Taxes	—	—	—	—	—	—	—	23,202					23,202
401K								26,103					26,103
Expense Reports													—
Insurance Claims													—
Government Agencies													—
Bank Fees	—	296	—	140	—	96	—	2,535		1,069			4,136
Inventory	—	—	—	—	—	—	—	291,947		363,149			655,096
Freight	—	—	—	—	—	—	—	83,619		158			83,777
Maintenance	—	—	—	—	—	—	—	13,213					13,213
Supplies MRO													—
Outside Services													—
Utilities								18,634					18,634
Information Technology													—
International Comm													—
Domestic Comm													—
Administration	—	—	—	—	—	—	—	66,556		6,005			72,561
Insurance premiums													—
Legal	—	—	—	—	—	—	—						—
Marketing								3,735		8,747			12,481
Consulting/Professional													—
Rent								3,234					3,234
MISC	—	—	—	—	—	—	—	26,823		11,200		198	38,221
Restructuring, Legal & Advisors													—
Interest													—
TOTAL DISBURSEMENTS	$—	$296	$—	$140	$—	$96	$—	$943,576	$—	$390,327	$—	$198	$1,334,633

Bank Account Transfers	$(3,743)	$3,743					$(1,530,531)	$744,603		$886,630		$(105,943)	$(5,241)

NET CASH FLOW	$12,147	$3,446	$—	$(140)	$386	$(96)	$—	$(198,973)	$—	$(162,277)	$—	$(106,135)	$(451,642)

Cash - End of Month	$23,317	$3,481	$—	$2,146	$444	$4,953	$0	$429,425	$—	$54,052	$—	$205,365	$723,183

(1) Begnning balances are based on foreign exchange rates as of the end of the month

Colt Holding Company LLC	Case No.: 15-11296
MOR-1: Schedule of Receipts & Disbursements - Summary	Reporting Period: 11/2/15-11/29/15
November '15 (November 2 - November 29)

Debtor Name	Case No.	Disbursements
Colt Defense LLC	15-11287	—
Colt Defense Technical Services LLC	15-11288	—
Colt Finance Corp.	15-11289	—
New Colt Holding Corp.	15-11290	—
Colt International Cooperatief U.A.	15-11291	53
Colt’s Manufacturing Company LLC	15-11292	15,575,029
Colt Security LLC	15-11293	64,797
Colt Canada Corporation	15-11294	1,334,633
CDH II Holding Inc.	15-11295	—
Colt Holding Company LLC	15-11296	—
TOTAL		$16,974,511

Colt Holding Company LLC	Case No.: 15-11296
MOR-1a Bank Reconciliations	Reporting Period: 11/2/15-11/29/15
November '15 (November 2 - November 29)

Bank Reconciliations

	BANK ACCOUNTS - Colt Defense (excl Canada)
	Wells Fargo Operating - 2949	Wells Fargo Payroll - 3093 (1)	Wells Fargo Depository- 8811 (1)	Wells Fargo Accounts Payable- 0355 (1)	Wells Fargo Utility Deposit - 5957	Wells Fargo Operating -3119	Wells Fargo CD Operating -3127	Wells Fargo NCHC Operating-3150	Wells Fargo Operating -4004	Wells Fargo- 3143	Bank of America-9395	Bank of America-4636	Bank of America-7604	Bank of America-5012	Interaudi Bank- 3410	JPMorgan-1103	BMO Harris Bank-6366
Account #	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17
Balance per Books	5,374,957	(77,943)	—	(994,076)	30,099	115,791	23,500	23,000	12,358	—	—	14,121	—	—	484,673	849,603	285,493

Bank Balance	6,379,846	—	—	—	30,099	115,396	23,500	23,000	12,358	—	—	14,121	—	—	484,673	849,603	285,493
+ Deposits in Transit	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
- Outstanding Checks	—	(52,446)	—	(994,076)	—	—	—	—	—	—	—	—	—	—	—	—	—
Other (2)	(4,889)	—	—	—	—	395	—	—	—	—	—	—	—	—	—	—	—
Adjusted Bank Balance (Book Balance)	5,374,957	(52,446)	—	(994,076)	30,099	115,791	23,500	23,000	12,358	—	—	14,121	—	—	484,673	849,603	285,493

(1)  ZBA accounts. Once the checks are cashed the funds will be transferred from the WF Operating Account (Acct #1)

(2)  Consists of credit card adjustments and other reconciling items

	BANK ACCOUNTS - Canada (In USD)
	BoA #3203 - A/R	BoA #3211 - A/P	BoA #3104 - A/R	BoA #3112 - A/P		BoA #3419 - A/R	BoA #3401 - A/P	WF #7549 - A/R	WF #7531 - A/P	WF #8241 - A/R	WF #8258 - A/P	WF #7564 - A/R	WF #7556 - A/P
Account #	1	2	3	4		5	6	7	8	9	10	11	12
Balance per Books	23,317	3,481	—	2,146		444	4,953	0	429,425	—	54,052	—	205,365

Bank Balance	23,317	3,481		2,146		444	4,953		641,747		147,081		205,365
+ Deposits in Transit	—	—	—	—		—	—	—	—	—	—	—	—
- Outstanding Checks	—	—	—	—		—	—	—	(212,322)	—	(93,029)	—	—
Other	—	—	—	—		—	—	—	—	—	—	—
Adjusted Bank Balance (Book Balance)	23,317	3,481	—	2,146	—	444	4,953	—	429,425	—	54,052	—	205,365

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each fiscal month.

/s/ Scott Flaherty	Scott Flaherty
Authorized Representative	Printed Name of Authorized Representative

Colt Holding Company LLC MOR-1b Schedule of Professional Fees Paid November '15 (November 2 - November 29)	Case No.: 15-11296 Reporting Period: 11/2/15-11/29/15

				Current Month Amt Paid		Inception -To-Date Amt Paid
PAYEE	Period Covered	Amount Approved	Payor	Fees	Expenses	Fees	Expenses

Mackinac Partners, LLC	June 15, 2015 - Nov 29, 2015	494,593	Colts Manufacturing LLC			403,132	91,426
Kurtzman, Carson Consultants	June 15, 2015 - Nov 29, 2015	106,450	Colts Manufacturing LLC			60,891	45,559

Colt Holding Company LLC	Case No.: 15-11296
MOR-2 Statement of Operations	Reporting Period: 11/2/15-11/29/15
November '15 (November 2 - November 29)
$ in Thousands

	15-11287	15-11292	15-11290	15-11294	15-11291	15-11288	N/A	N/A	15-11295	15-11293	15-11296	N/A	N/A
		U.S. Operations		Canadian Operations		1% Owner Dutch			Part of 4/9/15	Colt Security Guard	Part of 4/9/15	Eliminates Colt	Consolidated
	Holding Company	Company	Holding Company	Company	Dutch Coop	Coop	Elim Entity	SEC Reporting Entity	Reorganizaton	Related Activity	Reorganizaton	Security LLC Activity	Debtors
						Colt Defense
Debtor Identification Number		Colt’s Manufacturing	New Colt Holding	Colt Canada	Colt International	Technical Services		Colt Defense LLC			Colt Holding		Colt Holding
Brief Description of Each Entity	Colt Defense LLC	Company LLC	Corp.	Corporation	Cooperatief U.A.	LLC	Elimination Entity #1	Total	CDH II Holdco Inc.	Colt Security LLC	Company LLC	Elimination Entity #2	Company LLC Total
Current Month

Net Sales	$—	$20,370	$—	$3,533	$—	$—	$(117)	$23,786	$—	$86	$—	$(86)	$23,786
Cost of sales	—	17,152	—	2,335	—	—	(76)	19,411	—	85	—	(86)	19,410
Gross profit $	—	3,218	—	1,198	—	—	(41)	4,375	—	1	—	—	4,376
Gross Margin %	0.0%	15.8%	0.0%	33.9%	0.0%	0.0%	35.0%	18.4%		1.2%		0.0%	18.4%

Sales and Marketing	—	211	—	33	—	—	—	244	—	—	—	—	244
Commissions	—	491	—	6	—	—	—	497	—	—	—	—	497
General and Administrative	7	1,207	—	123	—	—	—	1,337	—	—	—	—	1,337
Research and development	—	185	—	81	—	—	—	266	—	—	—	—	266
Total SG&A	7	2,094	—	243	—	—	—	2,344	—	—	—	—	2,344
Operating income	(7)	1,124	—	955	—	—	(41)	2,031	—	1	—	—	2,032
Interest expense	(634)	—	(1,162)	—	—	—	—	(1,796)	—	—	—	—	(1,796)
Foreign Currency Gain/(Loss)	—	86	—	(71)	—	—	—	15	—	—	—	—	15
Intercompany Interest	—	(13)	—	13	—	—	—	—	—	—	—	—	—
Royalty Expense	—	—	—	(32)	—	—	32	—	—	—	—	—	—
Other income (expense)	—	(18)	330	(1)	—	—	(330)	(19)	—	—	—	—	(19)
Income before taxes - Cont. Ops	(641)	1,179	(832)	864	—	—	(339)	231	—	1	—	—	232
Reorganization Items
Professional Fees	—	2,940	—	22	—	—	—	2,962	—	—	—	—	2,962
US Trustee Quarterly Fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Other reorganization Expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Reorganization Expenses	—	2,940	—	22	—	—	—	2,962	—	—	—	—	2,962
Income tax expense (benefit)	—	8	—	222	—	—	—	230	—	—	—	—	230
Net Income (Loss)	(641)	(1,769)	(832)	620	—	—	(339)	(2,961)	—	1	—	—	(2,960)
Taxes	—	8	—	222	—	—	—	230	—	—	—	—	230
Depreciation	—	479	—	36	—	—	—	515	—	—	—	—	515
Amortization	—	200	—	25	—	—	—	225	—	—	—	—	225
Interest Expense	634	—	1,162	—	—	—	—	1,796	—	—	—	—	1,796
Severance Costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring Legal Entity (i)	—	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring Bankruptcy (ii)	—	2,940	—	22	—	—	—	2,962	—	—	—	—	2,962
Florida Lease Termination (iii)	—	—	—	—	—	—	—	—	—	—	—	—	—
Sciens Management Fees and Expenses	—	83	—	—	—	—	—	83	—	—	—	—	83
D&O incremental expense (iv)	—	194	—	—	—	—	—	194	—	—	—	—	194
Other income (expense)	—	(55)	(330)	91	—	—	298	4	—	—	—	—	4
Adjusted EBITDA	$(7)	$2,080	$—	$1,016	$—	$—	$(41)	$3,048	$—	$1	$—	$—	$3,049

		15-11292		15-11294		15-11288			15-11295	15-11293	15-11296	N/A	N/A
Debtor Identification Number Brief Description of Each Entity	15-11287 Holding Company	U.S. Operations Company	15-11290 Holding Company	Canadian Operations Company	15-11291 Dutch Coop	1% Owner Dutch Coop	N/A Elim Entity	N/A SEC Reporting Entity	Part of 4/9/15 Reorganizaton	Colt Security Guard Related Activity	Part of 4/9/15 Reorganizaton	Eliminates Colt Security LLC Activity	Consolidated Debtors
Post Petition YTD (includes full month of June)	Colt Defense LLC	Colt's Manufacturing Company LLC	New Colt Holding Corp.	Colt Canada Corporation	Colt International Cooperatief U.A.	Colt Defense Technical Services LLC	Elimination Entity #1	Colt Defense LLC Total	CDH II Holdco Inc.	Colt Security LLC	Colt Holding Company LLC	Elimination Entity #2	Colt Holding Company LLC Total
Net Sales	$—	$90,510	$—	$10,879	$—	$—	$(943)	$100,446	$—	$441	$—	$(410)	$100,477
Cost of sales	—	82,286	—	7,519	—	—	(832)	88,973	—	434	—	(410)	88,997
Gross profit $	—	8,224	—	3,360	—	—	(111)	11,473	—	7	—	—	11,480
Gross Margin %								11.4%				0.0%	11.4%
Sales and Marketing	—	2,997	—	551	—	—	—	3,548	—	—	—	—	3,548
Commissions	—	1,320	—	116	—	—	—	1,436	—	—	—	—	1,436
General and Administrative	41	8,187	1	1,083	86	—	(1)	9,397	—	—	—	—	9,397
Research and development	—	1,179	—	455	—	—	—	1,634	—	—	—	—	1,634
Total SG&A	41	13,683	1	2,205	86	—	(1)	16,015	—	—	—	—	16,015
Operating income	(41)	(5,459)	(1)	1,155	(86)	—	(110)	(4,542)	—	7	—	—	(4,535)
Interest expense	(5,943)	—	(9,075)	—	—	—	—	(15,018)	—	—	—	—	(15,018)
Foreign Currency Gain/(Loss)	—	269	—	(68)	—	—	—	201	—	—	—	—	201
Intercompany Interest	(158)	(158)	218	100	—	—	(2)	—	—	—	—	—	—
Royalty Expense	—	—	—	(102)	—	—	103	1	—	—	—	—	1
Other income (expense)	1	36	1,982	(1)	—	—	(1,983)	35	—	—	—	—	35
Income before taxes - Cont. Ops	(6,141)	(5,312)	(6,876)	1,084	(86)	—	(1,992)	(19,323)	—	7	—	—	(19,316)
Reorganization Items	—	18,282	—	213	—	—	—	18,495	—	—	—	—	18,495
Professional Fees
US Trustee Quarterly Fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Other reorganization Expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Reorganization Expenses	—	18,282	—	213	—	—	—	18,495	—	—	—	—	18,495
Income tax expense (benefit)	—	26	1	372	0	—	—	399	—	—	—	—	399
Net Income (Loss)	(6,141)	(23,620)	(6,877)	499	(86)	—	(1,992)	(38,217)	—	7	—	—	(38,210)
Taxes	—	26	1	372	0	—	—	399	—	—	—	—	399
Depreciation	—	3,012	—	218	—	—	—	3,230	—	—	—	—	3,230
Amortization	—	1,200	—	157	—	—	—	1,357	—	—	—	—	1,357
Interest Expense	5,943	—	9,075	—	—	—	—	15,018	—	—	—	—	15,018
Severance Costs	—	38	—	8	—	—	—	47	—	—	—	—	47
Restructuring Legal Entity (i)	—	3,054	—	85	—	—	—	3,139	—	—	—	—	3,139
Restructuring Bankruptcy (ii)	—	16,787	—	213	—	—	—	17,000	—	—	—	—	17,000
Florida Lease Termination (iii)	—	—	—	—	—	—	—	—	—	—	—	—	—
Sciens Management Fees and Expenses	—	500	—	—	—	—	—	500	—	—	—	—	500
D&O incremental expense (iv)	—	1,166	—	—	—	—	—	1,166	—	—	—	—	1,166
Other income (expense)	157	(147)	(2,200)	71	—	—	1,882	(237)	—	—	—	—	(237)
Adjusted EBITDA	$(41)	$2,016	$(1)	$1,623	$(86)	$—	$(110)	$3,401	$—	$7	$—	$—	$3,408

Colt Holding Company LLC	Case No.: 15-11296
MOR-3 Balance Sheet	Reporting Period: 11/2/15-11/29/15
November '15 (November 2 - November 29)
$ in Thousands

				15-11294						15-11293		N/A
		15-11292		Canadian		15-11288		N/A	15-11295	Colt Security	15-11296	Eliminates Colt	N/A
	15-11287	U.S. Operations	15-11290	Operations	15-11291	1% Owner Dutch	N/A	SEC Reporting	Part of 4/9/15	Guard Related	Part of 4/9/15	Security LLC	Consolidated
	Holding Company	Company	Holding Company	Company	Dutch Coop	Coop	Elim Entity	Entity	Reorganizaton	Activity	Reorganizaton	Activity	Debtors
		Colt’s			Colt	Colt Defense							Colt Holding
Debtor Identification Number		Manufacturing	New Colt Holding	Colt Canada	International	Technical Services	Elimination	Colt Defense LLC	CDH II Holdco		Colt Holding	Elimination	Company LLC
Brief Description of Each Entity	Colt Defense LLC	Company LLC	Corp.	Corporation	Cooperatief U.A.	LLC	Entity #1	Total	Inc.	Colt Security LLC	Company LLC	Entity #2	Total
ASSETS
Current Assets:
Cash and Cash Equivalents	$24	$4,397	$23	$724	$12	$—	$—	5180	$—	$116	$—	$—	$5,296
Restricted Cash	—	1,048	—	—	—	—	—	1,048	—	—	—	—	1,048
Accounts receivable	—	21,868	—	5,865	—	—	—	27,733	—	—	—	—	27,733
Inventories, net	—	50,460	—	5,741	—	—	(103)	56,098	—	—	—	—	56,098
Other current assets	63	3,820	(1)	846	6	—	—	4,734	—	—	—	—	4,734
Preferred Dividend Receivable	—	—	917	—	—	—	(917)	—	—	—	—	—	—
Current Deferred Tax Asset	—	—	—	144	—	—	—	144	—	—	—	—	144
Total current assets	87	81,593	939	13,320	18	—	(1,020)	94,937	—	116	—	—	95,053

Property & Equipment - Cost
PP&E - Cost	—	55,255	—	7,072	—	—	—	62,327	—	—	—	—	62,327
PP&E - A/D	—	(39,079)	—	(3,597)	—	—	—	(42,676)	—	—	—	—	(42,676)
Net property and equipment	—	16,176	—	3,475	—	—	—	19,651	—	—	—	—	19,651

Other Assets
Intercompany (Pay) Rec
Colt Defense	—	(19,525)	11,214	—	—	—	8,311	—	—	—	—	—	—
Colt Canada	—	1,110	—	—	—	—	(1,110)	—	—	—	—	—	—
Colt International	—	138	—	—	—	—	(138)	—	—	—	—	—	—
CMC	5,449	78	(1,311)	4,540	—	—	(8,756)	—	—	19	—	(19)	—
NCHC	—	—	—	—	—	—	—	—	—	—	—	—	—
Tech Services	—	(79)	—	—	—	79	—	—	—	—	—	—	—
Investment in CMC/NCHC	268,082	—	91,105	—	—	—	(359,187)	—	—	—	—	—	—
Investment in Canada	—	—	—	—	49,000	—	(49,000)	—	—	—	—	—	—
Goodwill	—	247,679	—	8,022	—	—	(247,679)	8,022	—	—	—	—	8,022
Intangible assets, finite-lived	—	4,584	—	2,395	—	—	—	6,979	—	—	—	—	6,979
Trademarks	—	38,350	—	—	—	—	—	38,350	—	—	—	—	38,350
Deferred financing costs	464	—	1,147	—	—	—	—	1,611	—	—	—	—	1,611
Other assets	—	2,950	—	—	—	—	—	2,950	—	—	—	—	2,950
Archive inventory	—	336	—	—	—	—	—	336	—	—	—	—	336
Long-term restricted cash	—	572	—	—	—	—	—	572	—	—	—	—	572
Total Other Assets	273,995	276,193	102,155	14,957	49,000	79	(657,559)	58,820	—	19	—	(19)	58,820

TOTAL ASSETS	$274,082	$373,962	$103,094	$31,752	$49,018	$79	$(658,579)	$173,408	$—	$135	$—	$(19)	$173,524

LIABILITIES and EQUITY
Current liabilities:
Capital Lease Obligation Current	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Intercompany Payable:													—
Colt Defense	—	3,814	—	—	138	—	(3,952)	—	—	—	—	—	—
Colt Canada	—	4,540	—	—	—	—	(4,540)	—	—	—	—	—	—
CMC	(19,525)	—	—	1,187	—	—	18,338	—	—	—	—	—	—
NCHC	11,214	66,373	—	—	—	—	(77,587)	—	—	—	—	—	—
Revolver Advance	—	—	—	—	—	—	—	—	—	—	—	—	—
Current Debt	41,418	—	84,560	—	—	—	—	125,978	—	—	—	—	125,978
Accounts Payable	—	22,406	—	2,067	34	—	—	24,507	—	—	—	(19)	24,488
Accrued Interest	494	—	922	—	—	—	—	1,416	—	—	—	—	1,416
Accrued Commissions	—	1,784	—	127	—	—	—	1,911	—	—	—	—	1,911
Accrued Compensation & Benefits	—	3,777	—	401	—	—	—	4,178	—	21	—	—	4,199
Accrued Taxes	—	1,552	—	412	—	—	—	1,964	—	5	—	—	1,969
Accrued warranty/M240 contract liab	—	349	—	56	—	—	—	405	—	—	—	—	405
Accrued expenses	(1)	18,148	1	992	—	—	(1)	19,139	—	25	—		19,164
Distributions payable to members	—	—	—	—	—	—	—	—	—	—	—	—	—
Current Portion Deferred Inc	—	3,842	—	—	—	—	—	3,842	—	—	—	—	3,842
Current Portion of Empl Benefit Costs	—	1,482	—	—	—	—	—	1,482	—	—	—	—	1,482
Customer Advances	—	3,779	—	6,172	—	—	—	9,951	—	—	—	—	9,951
Preferred Dividend Payable	—	917	—	—	—	—	(917)	—	—	—	—	—	—
Total current liabilities	33,600	132,763	85,483	11,414	172	—	(68,659)	194,773	—	51	—	(19)	194,805

Long - Term Liabilities
Accumulated Post-Retirement Health	—	25,340	—	—	—	—	—	25,340	—	—	—	—	25,340
Pension Liabilities, less current portion	—	10,135	—	—	—	—	—	10,135	—	—	—	—	10,135
Other Long-term Liabilities	—	5,753	1,107	—	—	—	—	6,860	—	—	—	—	6,860
Deferred Taxes Payable	—	—	12,363	1,136	1,273	—	—	14,772	—	—	—	—	14,772
Deferred Income	—	534	—	—	—	—	—	534	—	—	—	—	534
Total Long-Term Liabilities	—	41,762	13,470	1,136	1,273	—	—	57,641	—	—	—	—	57,641

Liabilities Subject to Compromise
Senior Note Accrued Interest *	12,623	—	—	—	—	—	—	12,623	—	—	—	—	12,623
Senior Notes, net of discount	245,497	—	—	—	—	—	—	245,497	—	—	—	—	245,497
Total Pre-Petition Liabilities	258,120	—	—	—	—	—	—	258,120	—	—	—	—	258,120

Total Liabilities	291,720	174,525	98,953	12,550	1,445	—	(68,659)	510,534	—	51	—	(19)	510,566
													—
SHAREHOLDERS’ EQUITY													—
Common Units Repurchased	(64,538)	—	—	—	—	—	—	(64,538)	—	—	—	—	(64,538)
Tax Distributions to LLC Members	(69,759)	—	—	—	—	—	—	(69,759)	—	—	—	—	(69,759)
Investment by Parent	—	—	13,924	—	49,000	—	(62,924)	—	—	—	—	—	—
Members’ Equity	127,444	189,095	4,393	33,253	(1,767)	—	(459,358)	(106,940)	—	71	—	—	(106,869)
Preferred Stock	—	66,048	—	—	—	—	(66,048)	—	—	—	—	—	—
Accumulated OCI - Pension & PRHP	—	(19,329)	—	—	—	—	—	(19,329)	—	—	—	—	(19,329)
Accumulated OCI - Other	—	—	—	(5,950)	221	—	—	(5,729)	—	—	—	—	(5,729)
Currency Translation	—	—	—	—	(208)	—	2,039	1,831	—	—	—	—	1,831
Net Income	(18,709)	(41,809)	(8,744)	363	(134)	—	(3,629)	(72,662)	—	13	—	—	(72,649)
Dividends Paid	—	—	—	(8,464)	(8,003)	—	—	(16,467)	—	—	—	—	(16,467)
Dividends Received	7,924	5,432	(5,432)	—	8,464	79	—	16,467	—	—	—	—	16,467

Total Member’s deficit	(17,638)	199,437	4,141	19,202	47,573	79	(589,920)	(337,126)	—	84	—	—	(337,042)

TOTAL LIABILITIES & MEMBER’S DEFICIT	$274,082	$373,962	$103,094	$31,752	$49,018	$79	$(658,579)	$173,408	$—	$135	$—	$(19)	$173,524

Colt Holding Company LLC	Case No.: 15-11296
MOR-4 Status of Postpetition Taxes	Reporting Period: 11/2/15-11/29/15
November '15 (November 2 - November 29)
Consolidated

STATUS OF POSTPETITION TAXES

	Beginning Tax Liability	Amount withheld or acccrued	Amount paid	Date paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	127,125	396,202	394,915	Various	Various	128,413
FICA-Employee	58,087	214,699	219,445	Various	Various	53,341
FICA-Employer	75,969	213,258	218,196	Various	Various	71,031
Unemployment	1,449	110,911	5,339	Various	Various	107,021
Income	20,437	83,755	83,042	Various	Various	21,150
Other	2,306,535	597,682	1,660,884	Various	Various	1,243,334
Total Federal Taxes	2,589,603	1,616,507	2,581,820			1,624,290

State and Local
Withholding	35,530	129,872	133,197	Various	Various	32,205
Sales	25,779	158,527	671	Various	Various	183,635
Excise	2,695	599	—	Various	Various	3,293
Unemployment	2,489	7,634	7,682	Various	Various	2,442
Real Property	(9,476)	5,882	—	Various	Various	(3,594)
Personal Property	110,207	29,459	—	Various	Various	139,666
Other (EHT)	1,732	7,240	7,164	Various	Various	1,808
Total State and Local	168,956	339,213	148,714			359,455
Total Taxes	2,758,559	1,955,719	2,730,534			1,983,745

I attest that to the best of my knowledge, the Debtors have filed all necessary federal, state, and local tax returns and made all required post petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights

/s/ Scott Flaherty	Scott Flaherty
Authorized Representative	Printed Name of Authorized Representative

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Administration	106,094	127,581	80,380	40,490	191,667	546,211
Employee	2,035	—	—	—	—	2,035
Government Agencies	—	—	—	—	—	—
Inventory	4,975,426	6,237,060	1,074,232	16,627	1,471	12,304,816
Insurance Payable	81,943	—	—	—	—	81,943
Information Tech -Computers	41,114	39,172	—	—	—	80,287
Freight	20,379	7,298	530	—	—	28,206
Lease Payable	20,860	36,791	14,819	14,890	8,335	95,694
Marketing / Advertising	57,362	134,326	66,473	6,148	5,326	269,635
Maintenance	114,571	116,022	26,619	—	1,014	258,226
Outside Service	47,794	122,793	28,326	—	1,111	200,024
MRO / Supplies	471,692	330,324	146,182	—	3,735	951,933
Commission	110,083	74,339	8,821	69,940	19,031	282,213
Legal	95,790	115,312	34,038	61,257	58,036	364,433
Outside Consultants	123,598	171,271	47,689	52,217	55,007	449,782
Restructuring	—	157,884	166,971	223,018	734,101	1,281,973
Utilities	142,860	—	—	—	—	142,860
Other	—	—	—	—	—	—
Canada Accounts Payable	829,381	453,498	70,925	50,195	177,461	1,581,459
Canada Commissions	5,279	33,942	9,591	49,947	12,738	111,496
Total Postpetition Debts	7,246,262	8,157,611	1,775,596	584,729	1,269,032	19,033,229

Colt Holding Company LLC	Case No.: 15-11296
MOR-5 A/R Reconciliation & Aging	Reporting Period: 11/2/15-11/29/15
November '15 (November 2 - November 29)
Consolidated

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$17,591,244
+ Amounts billed during the period	22,970,299
- Amounts collected during the period	(12,275,073)
Total Accounts Receivable at the end of the reporting period	$28,286,471

Accounts Receivable Aging	Amount
0 - 30 days old	$21,676,966
31 - 60 days old	5,248,860
61 - 90 days old	341,477
91+ days old	1,019,167
Total Accounts Receivable	28,286,470
Amount considered uncollectible (Bad Debt)	(239,302)
Accounts Receivable (Net)	$28,047,168

Note: Aging represents trade accounts receivable. Will not reconcile to total AR on balance sheet due to other items including advances, reserve for cash discounts and other receivables

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X